Exhibit 99.2

Filed by Liberty Media Corporation pursuant to Rule 425 under the
Securities Act of 1933 and deemed filed pursuant to Rule 14a-6(b) of the
Securities Exchange Act of 1934

Subject Company: Liberty Media Corporation
Commission File No. 001-35707

Subject Company: Sirius XM Holdings Inc.
Commission File No. 001-34295

Excerpts from Earnings Release

“SiriusXM again posted record results for the fourth quarter and full year 2013. Jim and his team continue to execute on the core business while addressing new customer segments and offering enhanced services,” said Greg Maffei, President and CEO of Liberty Media. “In January, we announced a proposal to acquire the rest of the SiriusXM equity not owned by Liberty. We believe this combination will simplify the capital structure, further align management and provide ultimate strategic and financial flexibility. We are responding to requests for information from the representatives of SiriusXM’s special committee.”

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Forward Looking Statements

The foregoing communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the proposed acquisition of the shares of Sirius not currently owned Liberty and its subsidiaries, anticipated benefits of the proposed transaction, and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the ability of Liberty to negotiate mutually satisfactory definitive transaction documents with Sirius, the ability of Liberty and Sirius to complete any such proposed transaction, the ability of Liberty to complete the distribution of its Series C common shares, the ability of the combined company to realize the expected benefits of the proposed transaction, general market conditions, changes in law and government regulations and other matters affecting the business of Liberty. These forward-looking statements speak only as of the date of the foregoing transcript, and Liberty expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty’s expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty, including the most recent Form 10-K, for additional information about Liberty and about the risks and uncertainties related to Liberty’s business which may affect the statements made in the foregoing communication.

Additional Information

Nothing in the foregoing communication shall constitute a solicitation to buy or an offer to sell Liberty’s Series C common shares or Liberty’s existing common stock. The offer and sale of Series C common shares in the proposed transaction will only be made pursuant to an effective registration statement. Liberty stockholders and other investors are urged to read the registration statement to be filed with the SEC, including the proxy statement/prospectus to be contained therein, because they will contain important information about the issuance of shares in the proposed transaction. Copies of Liberty’s SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filing together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, (720) 875-5420.

Participants in a Solicitation

The directors and executive officers of Liberty and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals relating to the approval of the issuance of the Series C common shares in the proposed transaction. Information regarding the directors and executive officers of Liberty and other participants in the proxy solicitation and a description of their respective direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials to be filed with the SEC.